EXHIBIT 4.11

Hosted Services Agreement

AMENDMENT NO. 35 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 35 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of August 17, 2015, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aéreos S.A., a Brazilian corporation (“Customer”).  Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.       NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) for the avoidance of doubt, there is no Amendment No. 5, (vi) Amendment No. 6 dated as of April 5, 2006, (vii) Amendment No. 7 dated as of June 1, 2006, (viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24, 2008; (xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008; (xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; (xxiv) Amendment No. 24 dated as of February 5, 2012; (xxv) Amendment No. 25 dated as of September 1, 2012; (xxvi) Amendment No. 26 dated as of December 24, 2012; (xxvii) Amendment No. 27 dated as of January 1, 2013; (xxviii) Amendment No. 28 dated as of August 1, 2013; (xxix)  Amendment No. 29 dated as of December 2, 2013; (xxx) Amendment No. 30 dated as of December 11, 2013; (xxxi) Amendment No. 31 dated as of February 1, 2014; (xxxii) Amendment No. 32 dated as of August 1, 2014; (xxxiii) Amendment No. 33 dated as of December 1, 2014; and (xxxiv) Amendment No. 34 dated as of January 12, 2015 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.      Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.      NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1              Amendment to Main Terms and Conditions, as follows:

General.  The following is hereby added as Section 18.11, Anti-corruption Practices, of the Agreement:

18.11    Anti-corruption Practices.

18.11.1 The Parties agree to comply with United States and Brazilian anti-corruption law (“Anti-corruption laws”), as applicable.

18.11.2 The failure by either Party to comply with any applicable Anti-corruption laws shall be deemed a breach of this Agreement and may entitle the other Party to terminate this Agreement, subject to Section 5.2, Termination for Cause.

18.11.3 Neither Party shall be responsible for actions, losses or damages arising out of or related to non-compliance by the other Party of the applicable Anti-corruption laws. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1

Hosted Services Agreement

2              No Other Changes.  Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.  This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

3              Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

4              Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

5              Conflict of Provisions.  In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
VRG LINHAS AEREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

2

Hosted Services Agreement

AMENDMENT NO. 36 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 36 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of May 18, 2015, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aéreos S.A., a Brazilian corporation (“Customer”).  Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.       NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) for the avoidance of doubt, there is no Amendment No. 5, (vi) Amendment No. 6 dated as of April 5, 2006, (vii) Amendment No. 7 dated as of June 1, 2006, (viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24, 2008; (xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008; (xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; (xxiv) Amendment No. 24 dated as of February 5, 2012; (xxv) Amendment No. 25 dated as of September 1, 2012; (xxvi) Amendment No. 26 dated as of December 24, 2012; (xxvii) Amendment No. 27 dated as of January 1, 2013; (xxviii) Amendment No. 28 dated as of August 1, 2013; (xxix)  Amendment No. 29 dated as of December 2, 2013; (xxx) Amendment No. 30 dated as of December 11, 2013; (xxxi) Amendment No. 31 dated as of February 1, 2014; (xxxii) Amendment No. 32 dated as of August 1, 2014; (xxxiii) Amendment No. 33 dated as of December 1, 2014; (xxxiv) Amendment No. 34 dated as of January 12, 2015; and (xxxv) Amendment No. 35 (currently unsigned) (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.      Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.      NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1              Amendment to Exhibit A - Hosted Reservation Services, as follows:

a)             Scope of Services (Added).  The following is hereby added to Section 2, Scope of Services, of Exhibit A:

‘X’ or ‘N/A’	Hosted Reservation Services Add-on Functionality
X	Customer Value and Recognition	Customer Value and Recognition Rules Engine – includes Intelligent Seating
X		Premium Intelligent Seating

b)            Scope of Services (Applied).  The Scope of Services for ‘Codeshare Distribution’ found in Section 2 of Exhibit A hereby applies for the additional Codeshare partners: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Hosted Services Agreement

c)             Scope of Services (Replaced).  The line item titled ‘Inter Airline Through Check-in (IATCI) with: …” in Section 2, Scope of Services, of Exhibit A is hereby deleted in its entirety and replaced with the following:

‘X’ or ‘N/A’	Hosted Reservation Services Add-on Functionality
X	Inter Airline Through Check-in (IATCI) with:
	• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

d)            Functionality.  The following is hereby added to Section 6, New Skies by Navitaire Functionality Included in Hosted Reservation Services, of Exhibit A:

Customer Value and Recognition (Customer Value and Recognition Rules Engine – includes Intelligent Seating and Premium Intelligent Seating)
General Features – Customer Value and Recognition Rules Engine

•   Configure rules for customer value score.

•   Apply rules and score passengers in a PNR.

•   Rules based on certain PNR criteria (e.g., program level, fare, ancillary products, class of service, origin/destination).

•   Configure single-character display indicator for passenger score range (e.g., ‘H’igh, ‘M’edium, ‘L’ow).

•   Display customer value default score in SkySpeed and the IROP menu of SkyPort.

•   Display single-character indicator in SkyPort check-in and the Manifest w/Trip Detail and Manifest w/Connection Information reports,

•   Use customer value to set priority during operational disruptions (IROP) or schedule changes (reaccommodation).

•   Use customer value during seat assignment scheduler service.

•   Use customer value to determine FlyAhead (same day confirmed) eligibility for operational involuntary or customer convenience offers.

•   Expose scoring service via APIs.

General Features – Intelligent Seating

•   Seat assignment by multiple factors, such as seat groups, togetherness, priority, seat sets, and uniform allocation.

•   Search for, view, and reserve seats with specific properties.

•   Mouse over seats to view seat properties.

•   Search for forward-facing seats.

•   Store seat preferences on the booking for reseating, including cancel-rebook.

•   Manage access to seat properties by role.

•   Create custom images for physical seat maps in all booking channels.

•   Vector-based seat maps.

•   Automatically re-assign seats during reaccommodation, IROP, and equipment swap.

•   Manage seat fulfillment with automated queues.

•   Track seat satisfaction and seating behavior with standard reports.

General Features - Premium Intelligent Seating

•   Seat assignment by additional factors, such as  origin/destination, zone, weight-balance, and Segment optimization.

•   Create custom seat properties, including various options for search and seat assignment behavior.

•   Restrict seats based on SSR.

•   Use marketing configurations for flexible physical inventory and seat properties.

•   Automated moveable class curtain.

•   Modify physical inventory and seat properties daily according to travel Segment or market.

•   Run on-demand reseating in AU Grid, SkySchedule and at the airport/station via GoNow.

•   Automatically seat passengers before departure, by a manual update or batch processing.

•   Test and preview ad hoc reseating results.

•   View reseating progress in a Batch Job Viewer.

•   Configure seat assignment satisfaction threshold for passengers.

•   View passenger seat satisfaction at the travel Segment level and booking/passenger level.

•   Manage seat fulfillment via automated reseating queue events.

Limitations and Exclusions
• Functionality is not supported by GDS or similar partners—this is not an industry-standard product.

Hosted Services Agreement

2              Amendment to Exhibit H – Price and Payment, as follows:

a)             Codeshare Distribution (Modified).  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby deleted in its entirety and replaced with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby deleted in its entirety and replaced with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the bulleted item under Section 1.1.1(a) beginning with ‘Codeshare Distribution with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

b)            Monthly Recurring Service Fees (Applied).  The Monthly Recurring Service Fees – Inter Airline Through Check-in (IATCI) found in Section 1.1.12 of Exhibit H hereby apply for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as additional IATCI partners.

c)             Monthly Recurring Service Fees (Removed).  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] are hereby deleted and removed in their entirety from the list of partners found in Section 1.1.23, Monthly Recurring Service Fees – CRS/GDS/ARS Type B/Teletype Codeshare Distribution, of Exhibit H.

d)            Monthly Recurring Service Fees (Added).  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] are hereby added to the list of partners found in Section 1.1.23, Monthly Recurring Service Fees – CRS/GDS/ARS Type B/Teletype Codeshare Distribution, of Exhibit H.

e)             Monthly Recurring Service Fees (Modified).  The Monthly Recurring Service fee sections found in Exhibit H are hereby modified, as follows:

▪  Section 1.1.24 for CRS/GDS/ARS Type B/Teletype Connectivity is hereby renumbered to Section 1.1.26;

▪  Section 1.1.25 for Premium Notification Services is hereby renumbered to Section 1.1.27; and

▪  Section 1.1.26 for Additional SkySales ports in TEST2 is hereby renumbered to Section 1.1.28.

f)              Monthly Recurring Service Fees (Added).  The following Monthly Recurring Service Fees are hereby added as Section 1.1.29 to Exhibit  H:

1.1.29    Monthly Recurring Service Fees – Customer Value and Recognition:

Hosted Services Agreement

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner / connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
Hosted Reservation Services – New Skies Add-On Products/Services
X	Customer Value and Recognition	Customer Value and Recognition Rules Engine – includes Intelligent Seating	N/A

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(subject to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] set forth in Section 1.1.1(b) of Exhibit H of the Agreement)

					[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X		Premium Intelligent Seating	N/A

g)            Implementation Fees.  The following Implementation Fees are hereby added to Section 1.2 of Exhibit H:

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)	Maximum Number of Hours Included in Minimum Implementation Fee (additional hours provided on a time and materials basis per Section 1.3)
Hosted Reservation Services – New Skies Add-On Products/Services
X	Type A / EDIFACT Connectivity	Inter Airline Through Check-In (IATCI)	IATCI Partners: - ‘CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (per partner / connection)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT](per partner / connection)
X	Type B / Teletype Codeshare Distribution	Standard AIRIMP Option 1, 2, or Option 4 IATA message formats Note: Excludes Block Space Codeshare arrangements booked via non-automated booking processes	Codeshare “Operating” Partners: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Customer is Marketing Codeshare Partner)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (per partner / connection)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (per partner / connection
X	Customer Value and Recognition	Customer Value and Recognition Rules Engine – includes Intelligent Seating	N/A	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] hours for training and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] hours for configuration)

X		Premium Intelligent Seating

Hosted Services Agreement

3          No Other Changes.  Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.  This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

4              Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5              Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

6              Conflict of Provisions.  In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
VRG LINHAS AEREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

Hosted Services Agreement

AMENDMENT NO. 38 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 38 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of December 1, 2015, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aéreos S.A., a Brazilian corporation (“Customer”).  Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.       NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) for the avoidance of doubt, there is no Amendment No. 5, (vi) Amendment No. 6 dated as of April 5, 2006, (vii) Amendment No. 7 dated as of June 1, 2006, (viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24, 2008; (xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008; (xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; (xxiv) Amendment No. 24 dated as of February 5, 2012; (xxv) Amendment No. 25 dated as of September 1, 2012; (xxvi) Amendment No. 26 dated as of December 24, 2012; (xxvii) Amendment No. 27 dated as of January 1, 2013; (xxviii) Amendment No. 28 dated as of August 1, 2013; (xxix)  Amendment No. 29 dated as of December 2, 2013; (xxx) Amendment No. 30 dated as of December 11, 2013; (xxxi) Amendment No. 31 dated as of February 1, 2014; (xxxii) Amendment No. 32 dated as of August 1, 2014; (xxxiii) Amendment No. 33 dated as of December 1, 2014; (xxxiv) Amendment No. 34 dated as of January 12, 2015; (xxxv) Amendment No. 35 dated as of August 17, 2015; (xxxvi) Amendment No. 36 dated May 18, 2015; and (xxxvii) Amendment No. 37 (currently unsigned) (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.      Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.      NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1              Amendment to Exhibit A - Hosted Reservation Services, as follows:

a)             Scope of Services (Added).  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby added to the end of the list of partners found in the table titled ‘Inter Airline Through Check-in (IATCI) with: …” in Section 2, Scope of Services, of Exhibit A.

2              Amendment to Exhibit H – Price and Payment, as follows:

a)             Type B/Teletype Inbound Interline and Inbound E-ticket (Modified).  The first sentence found at the bulleted item starting with “Type B/Teletype Inbound Interline and Inbound E-ticket with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” located at Section 1.1.1 Monthly Recurring Service Fees – New Skies Bundle, of Exhibit H, is hereby deleted in its entirety and replaced as follows:

1

Hosted Services Agreement

•         Type B/Teletype Inbound Interline and Inbound E-Ticket with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners as follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

b)            Codeshare Distribution (Modified).  The paragraph found at the bulleted item starting with “Codeshare Distribution with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” located at Section 1.1.1 Monthly Recurring [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] replaced as follows:

•         Type B/Teletype Operating (“OCS”) and/or Marketing (“MCS”) Codeshare Distribution with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners as follows:   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  The New Skies Bundle includes up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] collective CRS/GDS/ARS Codeshare bookings across Operating and/or Marketing Codeshare partners1 Customer may replace a partner with another partner via a mutually agreed and executed amendment.  Any Codeshare partners over and above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] partners shall be subject to additional Monthly Recurring Service Fees.

c)             Monthly Recurring Service Fees (Applied).  The Monthly Recurring Service Fees – Inter Airline Through Check-in (IATCI) found in Section 1.1.12 of Exhibit H hereby apply to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as an additional IATCI partner.

d)            Implementation Fees.  The following Implementation Fees are hereby added to Section 1.2 of Exhibit H:

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)	Maximum Number of Hours Included in Minimum Implementation Fee (additional hours provided on a time and materials basis per Section 1.3)
Hosted Reservation Services – New Skies Add-On Products/Services
X	Type A / EDIFACT Connectivity	Inter Airline Through Check-In (IATCI)	IATCI Partners: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (per partner / connection)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (per partner / connection)

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Hosted Services Agreement

3          No Other Changes.  Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.  This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

4              Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5              Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

6              Conflict of Provisions.  In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
VRG LINHAS AEREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

3